UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

Approval of Amendment No. 5 to the Amended and Restated 2012 Long-Term Incentive Plan

On June 18, 2024, Orthofix Medical Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved Amendment No. 5 (the “LTIP Amendment”) to the Company’s Amended and Restated 2012 Long-Term Incentive Plan (as previously amended, the “2012 LTIP”). The Company’s named executive officers are participants in the 2012 LTIP. The LTIP Amendment increases the number of shares of the Company’s common stock reserved for issuance under the 2012 LTIP by 5,000,000 shares. The text of the LTIP Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference. The text of the 2012 LTIP and the LTIP Amendment are also set forth as Appendix A to the Company’s proxy statement for the Annual Meeting, and the terms of the 2012 LTIP and the LTIP Amendment are further described in pages 88-99 of such proxy statement for the Annual Meeting.

Approval of Amendment No. 4 to the Second Amended and Restated Stock Purchase Plan

At the Annual Meeting, the Company’s shareholders also approved Amendment No. 4 (the “SPP Amendment”) to the Company’s Second Amended and Restated Stock Purchase Plan (as previously amended, the “SPP”). The Company’s named executive officers are participants in the SPP. The SPP Amendment increases the number of shares available for issuance under the plan by 1,250,000 shares. The SPP Amendment does not provide for any other changes to the SPP. The text of the SPP Amendment is filed herewith as Exhibit 10.2 and incorporated herein by reference. The text of the SPP and the SPP Amendment are also set forth as Appendix B to the Company’s proxy statement for the Annual Meeting, and the terms of the SPP and the SPP Amendment are further described in pages 100-103 of such proxy statement for the Annual Meeting.

Appointment of Chair of the Board and Committee Chairs

At its meeting on June 18, 2024, the Company’s Board of Directors (the “Board”) unanimously appointed (i) Michael M. Finegan as Chair of the Board, (ii) Wayne Burris as Chair of the Audit and Finance Committee of the Board, (iii) Charles R. Kummeth as Chair of the Compensation and Talent Development Committee of the Board, (iv) Jason M. Hannon as Chair of the Compliance and Ethics Committee of the Board, and (v) John B. Henneman, III as Chair of the Nominating, Governance and Sustainability Committee of the Board. Each of these appointments were effective immediately.

Departure of Kimberley A. Elting

On June 20, 2024, the Company announced that Kimberley A. Elting, the Company’s President, Global Orthopedics, will be departing as an executive and employee on or about July 5, 2024. The Company expects that Ms. Elting’s departure will be treated under her change in control and severance agreement with the Company as a resignation for Good Reason during a CIC Period, and that she will be entitled to receive the payments and benefits provided for thereunder, subject to compliance with the terms and conditions of such agreement. In addition, the Compensation and Talent Development Committee of the Company’s Board of Directors has determined, subject to the parties entering into a mutually agreeable separation agreement, to accelerate certain time-based vesting equity awards granted in 2023 and 2024 and to provide an additional 12-month stock option exercise period from the length otherwise provided by the existing agreement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2024, the Company held the Annual Meeting. The total number of common shares eligible to vote as of the record date, April 22, 2024, was 37,528,562 and, pursuant to the Company’s Bylaws, 18,764,282 shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of common shares present or represented at the Annual Meeting was 32,560,273, and a quorum therefore existed. Of the shares present and represented, 3,107,417 constituted broker non-votes for purposes of items 1, 2, 4 and 5 below.

At the Annual Meeting:

1.	Election of Board of Directors. The following persons were elected as directors of the Company for a one-year term expiring at the 2025 Annual Meeting of Shareholders:

Name	Votes For	Votes Against	Abstentions
Alan L. Bazaar	28,864,397	582,746	5,713
Wayne Burris	28,413,456	1,013,199	26,201
Massimo Calafiore	29,247,648	200,503	4,705
Michael M. Finegan	29,018,563	430,369	3,924
Jason M. Hannon	28,875,323	573,231	4,302
John B. Henneman, III	27,337,914	2,087,331	27,611
Charles R. Kummeth	28,798,910	646,932	7,014

Shweta Singh Maniar	28,927,423	521,344	4,089
Michael E. Paolucci	26,414,188	3,009,763	28,905

2.

Advisory and Non-Binding Resolution to Approve Executive Compensation. The advisory and non-binding resolution to approve executive compensation was approved by a vote of (i) 28,448,166 in favor, (ii) 935,943 against, and (iii) 68,747 abstaining.

3.

Ratification of the Selection of Ernst & Young LLP. The selection of Ernst & Young LLP to act as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2024 was ratified by a vote of (i) 31,925,836 in favor, (ii) 549,091 against, and (iii) 85,346 abstaining.

4.

Approval of Amendment No. 5 to the Company’s Amended and Restated 2012 Long-Term Incentive Plan. Shareholders approved Amendment No. 5 to the Company’s Amended and Restated 2012 Long-Term Incentive Plan by a vote of (i) 22,151,328 in favor, (ii) 7,295,678 against, and (iii) 5,850 abstaining.

5.

Approval of Amendment No. 4 to the Company’s Second Amended and Restated Stock Purchase Plan. Shareholders approved Amendment No. 4 to the Company’s Second Amended and Restated Stock Purchase Plan by a vote of (i) 28,584,582 in favor, (ii) 862,394 against, and (iii) 5,880 abstaining.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 to the Orthofix Medical Inc. Amended and Restated 2012 Long-Term Incentive Plan
10.2	Amendment No. 4 to the Orthofix Medical Inc. Second Amended and Restated Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.

Date:	June 20, 2024	By:	/s/ Andrés Cedrón
Andrés Cedrón Chief Legal Officer